ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS	12 Months Ended
Dec. 31, 2011
ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS
ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS

5.                                      ACQUISITION OF BUSINESS BY CHAOYANG SEAMLESS

On July 1, 2009, Chaoyang Seamless, 51% owned by WSP China, acquired the steel billet manufacturing business from Chaoyang Seamless Oil Casting & Forging Co., Ltd. for a cash consideration of $13,904. The Company believes that the acquisition would produce the synergy by facilitating the Company’s operation in Northeast China and enhancing its presence in that region. The transaction was considered as an acquisition of a business and accordingly the purchase method of accounting has been applied. The acquired net assets were recorded at their estimated fair values on the acquisition date. The acquired goodwill is not deductible for tax purposes. The carrying value of goodwill as of December 31, 2011 is $450, which is included in “assets held for sale” balance, see Note 11.

The purchase price was allocated as follows:

Property, plant and equipment	$10,725
Patent	927
Land use rights	1,698
Goodwill	415
Deferred tax assets	139
Total	$13,904

The valuation of tangible and intangible assets for the acquisition described above was based in part on a valuation analysis provided by American Appraisal China Limited, a third party valuation firm. The valuation analysis utilizes and considers generally accepted valuation methodologies such as the income, market and cost approach. The Company has incorporated certain assumptions which include projected cash flows and replacement costs.